4333 Edgewood Road NE
Cedar Rapids, IA 52499
September 17, 2008
Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Re:	ML of New York Variable Annuity Separate Account B
ML of New York Retirement Plus Separate Account B Registration No. 33-45380
Commissioners:
ML Life Insurance Company of New York (“the Company”), on behalf of Registrant, has sent or will send to contract owners the semi-annual reports for the period ended June 30, 2008, for the following underlying mutual funds (“Funds”) in which Registrant invests:
Semi-Annual Report Filings:
BlackRock Variable Series Funds, Inc.
BlackRock Money Market V.I. Fund, SEC File No.: 811-03290
Some of the funds listed above may not be available under every policy or contract offered by the Registrant.
The Company understands that the Funds have filed or will file their semi-annual reports with the Commission under separate cover.
Please direct any question or comment regarding the enclosed to the undersigned at (800) 346-3677, extension 8121.
Very truly yours,
/s/ Darin Smith
Darin Smith
General Counsel